UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to §240.14a-12

Bottomline Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders with a proxy statement related to a proposed transaction in which an affiliate of Thoma Bravo, LP (“Thoma Bravo”) will be merged with and into Bottomline Technologies, Inc. (“Bottomline”), with Bottomline being the surviving corporation, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated December 16, 2021, among Bottomline, Project RB Parent, LLC (“Parent”) and Project RB Merger Sub, Inc., a wholly owned subsidiary of Parent.

This Schedule 14A filing consists of the following documents relating to the proposed transaction:

•	Exhibit 99.1: Equity Compensation FAQs

•	Exhibit 99.2: Email to employees regarding Employee Stock Purchase Plan (ESPP)

Important Information and Where to Find It

In connection with the proposed transaction between Bottomline Technologies, Inc. (“Bottomline”) and an affiliate of Thoma Bravo, LP (“Thoma Bravo”), Bottomline will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Bottomline stockholders. Bottomline may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Bottomline may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Bottomline through the website maintained by the SEC at www.sec.gov, Bottomline’s investor relations website at https://investors.Bottomline.com or by contacting the Bottomline investor relations department at the following:

Bottomline Technologies, Inc.

(603) 501-4840

investors@bottomline.com

Participants in the Solicitation

Bottomline and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Bottomline’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Bottomline’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on October 21, 2021. Bottomline stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Bottomline directors and executive officers in the transaction, which may be different than those of Bottomline stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements Disclaimer

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Bottomline’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Bottomline and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Bottomline’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Bottomline’s business and general economic conditions; (iii) Bottomline’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Bottomline’s business, including current plans and operations; (vii) the ability of Bottomline to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Bottomline’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Bottomline operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Bottomline’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Bottomline’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Bottomline’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Bottomline’s financial condition, results of operations, or liquidity. Bottomline does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Exhibit 99.1

Bottomline Equity Compensation FAQ

What effect will the transaction have on the vesting of unvested equity awards?

Vesting of equity awards will continue to vest according to the current vesting schedule until the closing of the transaction. Upon the closing of the transaction all unvested Bottomline equity awards will be accelerated by 30 months of vesting credit (measured from the closing date). The acceleration applies to both time-based and performance shares (see below). The acceleration includes both the 12 months of additional vesting credit provided in the Company’s equity compensation plan upon a change in control, and an additional 18 months of additional vesting credit provided for under the agreement with Thoma Bravo. This means any shares which have a time-based vesting date within the 30 month period following the closing, will become vested at the closing.

Any shares which do not become vested upon the application of the additional 30 months of acceleration described above will still be accelerated by the 30 months. Essentially each vesting date will occur 30 months sooner than the originally scheduled vesting date. This additional vesting credit will be applied for purposes of the post-closing payments with respect to Company equity awards described below.

What happens to unvested performance shares?

Awards of performance restricted stock or performance restricted scheduled to vest after June 30, 2022 and which remain subject to a performance condition will deemed to have achieved the “target” level of performance.

How will my Bottomline time-vesting restricted shares and restricted stock units be treated in the transaction?

•

Vested Restricted Shares and Restricted Stock Units. Restricted stock units and restricted shares which are vested at the time of the closing will receive a cash payment of $57.00 for each share of Bottomline common stock.

•

Restricted Shares and Restricted Stock Units that remain unvested after application of the 30 months of additional vesting credit. Unvested restricted stock units and restricted shares that remain unvested at the time of the closing (after giving effect to the 30 months of additional vesting credit described above) will be converted into the right to receive a cash payment of $57.00 for each share of Bottomline common stock which will be paid out at the time the award is scheduled to vest (following application of the additional 30-month acceleration) provided you remain employed at that time.

When will payments be made for my equity compensation awards?

Payments for all awards that become vested at closing in exchange for a cash payment will be made within ten business days following the closing. Payments for awards that are converted into cash payment entitlements in the future based on continued vesting and employment will be made at the time of scheduled vesting.

Important Information and Where to Find It

In connection with the proposed transaction between Bottomline Technologies, Inc. (“Bottomline”) and an affiliate of Thoma Bravo, LP (“Thoma Bravo”), Bottomline will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Bottomline stockholders. Bottomline may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Bottomline may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Bottomline through the website maintained by the SEC at www.sec.gov, Bottomline’s investor relations website at https://investors.Bottomline.com or by contacting the Bottomline investor relations department at the following:

Bottomline Technologies, Inc.

(603) 501-4840

investors@bottomline.com

Participants in the Solicitation

Bottomline and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Bottomline’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Bottomline’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on October 21, 2021. Bottomline stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Bottomline directors and executive officers in the transaction, which may be different than those of Bottomline stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

2

Forward-Looking Statements Disclaimer

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Bottomline’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Bottomline and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Bottomline’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Bottomline’s business and general economic conditions; (iii) Bottomline’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Bottomline’s business, including current plans and operations; (vii) the ability of Bottomline to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Bottomline’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Bottomline operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Bottomline’s financial performance; (xiii) restrictions during the pendency of the proposed

3

transaction that may impact Bottomline’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Bottomline’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Bottomline’s financial condition, results of operations, or liquidity. Bottomline does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

4

Exhibit 99.2

BT Team –

We are following up from Friday’s announcement with additional information relative to our Employee Stock Purchase Plan (ESPP).

The current ESPP offering period remains intact and will convert to a buy on March 31, 2022.

•

If you were already enrolled, or enrolled during the last Open Enrollment period in September, 2021, your payroll contributions that took effect on October 1, 2021 will continue to the next buy date of March 31, 2022.

•	Employees will not be able to increase your contributions prior to the March 31, 2022 buy date

•

Employees can reduce their payroll contributions once during a plan period as part of normal plan activity. If you haven’t already done so in this period, you can elect to do so once before March 31, 2022.

•	Employees can chose to stop payroll contributions and opt out of the current plan period as part of normal activity.

To reduce, or cancel, current payroll contributions:

•	Log into your Fidelity account at www.netbenefits.com and record the necessary action you wish to take in your account.

•	If you have any trouble doing so, please reach out to Mariel Whitamore in Payroll.

The ESPP benefit will end after March 31, 2022.

•	We will not hold any future open enrollment periods for future offerings.

•	Your contributions will end after March 31, 2022.

Following the March 31st purchase, any cash left from the buy (partial share values) will be reimbursed to employees through the payroll cycle.

•	Remaining cash values will not carry over to the next plan period as they have in the past.

If you have any additional questions or concerns, please reach out to Mariel Whitamore in Payroll.

Important Information and Where to Find It

In connection with the proposed transaction between Bottomline Technologies, Inc. (“Bottomline”) and an affiliate of Thoma Bravo, LP (“Thoma Bravo”), Bottomline will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Bottomline stockholders. Bottomline may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Bottomline may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Bottomline through the website maintained by the SEC at www.sec.gov, Bottomline’s investor relations website at https://investors.Bottomline.com or by contacting the Bottomline investor relations department at the following:

Bottomline Technologies, Inc.

(603) 501-4840

investors@bottomline.com

Participants in the Solicitation

Bottomline and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Bottomline’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Bottomline’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on October 21, 2021. Bottomline stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Bottomline directors and executive officers in the transaction, which may be different than those of Bottomline stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements Disclaimer

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Bottomline’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Bottomline and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Bottomline’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Bottomline’s business and general economic conditions; (iii) Bottomline’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Bottomline’s business, including current plans and operations; (vii) the ability of Bottomline to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Bottomline’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Bottomline operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Bottomline’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Bottomline’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Bottomline’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Bottomline’s financial condition, results of operations, or liquidity. Bottomline does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.